Exhibit 99.2

Second Quarter Fiscal Year 2014 Earnings Call February 27, 2014 1

Forward-Looking Statements and Use of Non-GAAP Financial Measures This presentation contains forward-looking statements, including statements regarding future sales, expected operating performance, expenses, margins, profitability, earnings, interest expense, effective tax rate, merchandising and marketing initiatives and industry growth forecasts. Forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company's actual results to differ materially from the results expressed in the forward-looking statements. These factors include, but are not limited to: if the general economy performs poorly, discretionary spending on goods that are, or are perceived to be, “luxuries” may decrease; the concentration of a substantial portion of the Company’s sales in three, relatively brief selling seasons means that the Company’s performance is more susceptible to disruptions; if the Company does not achieve targeted sales growth its operating results and earnings will be adversely impacted; most of the Company’s sales are of products that include diamonds, precious metals and other commodities, and fluctuations in the availability and pricing of commodities could impact the Company’s ability to obtain and produce products at favorable prices; the Company’s sales are dependent upon mall traffic; the Company operates in a highly competitive industry; the financing market remains difficult, and if we are unable to meet the financial commitments in our current financing arrangements it will be difficult to replace or restructure these arrangements; changes in regulatory requirements may increase the cost or adversely affect the Company’s operations and its ability to provide consumer credit and write credit insurance; the Company's and Signet Jewelers Limited's ("Signet") ability to consummate the proposed acquisition of the Company by Signet; the conditions to the completion of the proposed transaction being satisfied, including the receipt of stockholder approval and applicable regulatory approvals; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, competitors or suppliers) may be greater than expected following the announcement of the proposed transaction; and the retention of certain key employees of the Company may be difficult. Additional information and other factors are contained in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2013, and subsequent reports on Form 10-Q and 8-K filed with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by the Company, you should not place undue reliance on any such forward-looking statements. Further, any forwardlooking statement speaks only as of the date of this communication, and the Company undertakes no obligation to update any forwardlooking statement to reflect events or circumstances after such date. This presentation contains certain non-GAAP measures as defined by SEC rules. One of these non-GAAP measures is EBITDA, which is defined as earnings before interest, taxes, depreciation and amortization. A second non-GAAP measure is adjusted EBITDA, which is further adjusted to exclude charges related to store closures. We use these measurements as part of our evaluation of the performance of the Company. In addition, we believe these measures provide useful information to investors. Please refer to the appendix at the back of this presentation for a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures. 2

Q2 FY14 Performance Comparable store sales (1) Up 1.9% at constant exchange rates Zales branded stores up 3.9%...follows a 3.6% rise in Q2 FY13 Peoples branded stores up 2.7% at constant exchange rates…follows a 3.0% rise in Q2 FY13 Significant margin and earnings improvement Gross margin up 240 basis points Operating margin up 150 basis points Net income improved $10 million; diluted earnings per share improved $0.11 to $1.13 3(1) Comparable Store Sales exclude revenue recognized from warranties. The sales results of new stores are included beginning with the thirteenth full month of operations, and the sales results of closed stores are excluded from the calculation. Comparable store sales include associated ecommerce businesses.3

Q2 FY14…Keys to our Performance

- Compelling merchandise
  - Exclusive, branded collections
    - Vera Wang LOVE
    - The Celebration Diamond Collection®
    - New fashion product…The Heart Within™
  - Candy Colored Diamonds and Gemstones™
  - Arctic Brilliance Canadian Diamonds™
- Core national brands…Zales and Peoples
  - Multi-channel marketing campaign
  - Strong ecommerce business
- Merchandise sourcing activities and disciplined promotional cadence drove gross margin improvement




LOVE



ZALE CORPORATION

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Definitive Merger Agreement Announced February 19, 2014 Signet to acquire all of the issued and outstanding stock of Zale for $21.00 per share in cash consideration Subject to Zale stockholder approval, certain regulatory approvals and customary closing conditions Anticipated to close by the end of calendar 2014 See the Form 8-K filed by the Company on February 19, 2014, for more information 5

Q2 Fiscal Year 2014 Financial Highlights (1) Revenues decreased $14 million to $656 million Comparable store sales up 1.9 percent at constant exchange rates Offset by 86 net store closures and impact of Canadian exchange rate Gross margin of $348 million, or 53.0%, compared to $340 million, or 50.6% SG&A expense of $280 million, or 42.7% of revenues, compared to $279 million, or 41.6% of revenues Operating earnings of $60 million, or 9.1% of revenues,compared to operating earnings of $51 million, or 7.6% of revenues Interest expense of $6 million, flat with prior year quarter Income tax expense of $3 million compared to $4 million Net earnings of $51 million, or $1.13 per diluted share, an improvement of $10 million, or $0.11 per diluted share 6 (1) All comparisons are to Q2 Fiscal Year 2013

Drivers of Improvement in Net Earnings Q2 FY13 to Q2 FY14 $9.6 Million Improvement (In Millions of USD) Q2 FY13 Gross Margin Improvement Higher SG&A Tax / Other Q2 FY14$41.2 $50.8 ($1.1) $8.0 $2.7 7

Q2 FY14 Comparable Store Sales Detail Q2 FY14 Q2 FY13 Brand (% of Revenue) U.S. Dollar At Constant Exchange Rates U.S. Dollar At Constant Exchange Rates Zales/Zales Outlet (65%) +3.9% +3.9% +3.6% +3.6% Gordon’s (7%) -4.5% -4.5% -3.3% -3.3% U.S. Fine Jewelry (72%) +3.1% +3.1% +2.8% +2.8% Peoples (14%) -4.3% +2.7% +6.4% +3.0% Mappins (3%) -11.4% -4.9% -5.6% -8.6% Canadian Fine Jewelry (17%) -5.6% +1.3% +3.8% +0.5% Total Fine Jewelry (89%) +1.3% +2.7% +3.0% +2.3% Piercing Pagoda (11%) -4.6% -4.6% +1.0% +1.0% Total Company +0.6% +1.9% +2.8% +2.2% Revenues of $656 million compared to $671 million in prior year period Total comparable store sales up 1.9% at constant exchange rates Core national brands: Zales up 3.9% Peoples up 2.7% at constant exchange rates 8

Q2 Fiscal Year 2014 Balance Sheet and Liquidity Cash and cash equivalents of $23.3 million compared to $18.5 million at January 31, 2013 Inventory stood at $864 million compared to $837 million at January 31, 2013 First half FY14 capital expenditures of $18 million compared to $13 million in prior year period Total debt at $445 million, down $29 million from $474 million at January 31, 2013 Current net revolver availability at $259 million Fixed charge coverage ratio at 2.47, above key threshold of 1.0 9

Fiscal Year 2014 Expectations Excludes Impact from the Proposed Transaction with Signet Announced February 19, 2014 Revenue Performance Positive comps driven by Zales and Peoples and by increased penetration of exclusive, branded product Offset by net store closures (approximately 280 basis points) and impact of Canadian exchange rate Majority of closures in our regional brands, Gordon’s and Mappins, and in Pagoda Total net closures now expected to be 70 to 75 retail locations Operating margin expansion of 50+ basis points Net benefits from sourcing efficiencies and commodity costs Partially offset by higher investments in SG&A Tax expense of about $2 to $3 million Interest expense approximately flat with FY13 Diluted share count expected to be approximately 46 million at current stock price Capital expenditures of $45 to $50 million New store openings and remodels in core brands IT infrastructure investments – point-of-sale systems and store modernization 10

Appendix 11

Q2 and YTD Fiscal 2014 Revenue Walk ($ in Millions) (1) At constant exchange rates Q2 Fiscal 2014 Q2 Fiscal 2013 Reported Revenues 656 $ 671 $ Open / Closed Stores (1) (18) Currency - (8) Warranty (40) (41) Insurance / Other (4) (4) Comparable Store Sales Revenue (1) 611 $ 600 $ 1.9% YTD FY14 YTD FY13 Reported Revenues 1,019 $ 1,028 $ Open / Closed Stores (3) (28) Currency - (10) Warranty (74) (76) Insurance / Other (7) (6) Comparable Store Sales Revenue (1) 935 $ 908 $ 3.0% 12

YTD Fiscal Year 2014 Financial Highlights (1) Revenues decreased $9 million to $1.02 billion Comparable store sales up 3% at constant exchange rates Partially offset by 86 net store closures as compared to prior year period and impact of Canadian exchange rate Gross margin of $541 million, or 53.1%, compared to $530 million, or 51.5% SG&A expense of $488 million, or 47.9% of revenues, compared to $486 million, or 47.2% of revenues Operating earnings of $37 million, or 3.7% of revenues, compared to operating earnings of $28 million, or 2.7% of revenues Interest expense of $12 million, flat with prior year period Net earnings of $23 million, or $0.52 per diluted share, an increase of $0.20 per diluted share 13 (1) All comparisons are to First Half Fiscal Year 2013

Drivers of Improvement in Net Earnings YTD FY13 to YTD FY14 $10.6 Million Improvement (In Millions of USD) YTD FY13 Gross Margin Improvement Higher SG&A Tax / Other YTD FY14 $12.9 $23.5 ($2.8) $11.4 $2.0 14

YTD FY14 Comparable Store Sales Detail YTD FY14 YTD FY13 Brand (% of Revenue) U.S. Dollar At Constant Exchange Rates U.S. Dollar At Constant Exchange Rates Zales/Zales Outlet (65%) +5.1% +5.1% +4.0% +4.0% Gordon’s (7%) -4.3% -4.3% -3.0% -3.0% U.S. Fine Jewelry (72%) +4.1% +4.1% +3.2% +3.2% Peoples (14%) -1.8% +4.6% +7.2% +4.4% Mappins (3%) -8.2% -2.2% -5.6% -8.1% Canadian Fine Jewelry (17%) -3.0% +3.3% +4.4% +1.6% Total Fine Jewelry (89%) +2.6% +4.0% +3.4% +2.9% Piercing Pagoda (11%) -3.5% -3.5% +1.4% +1.4% Total Company +1.9% +3.0% +3.2% +2.7% Revenues of $1.02 billion compared to $1.03 billion in prior year period Total comparable store sales up 3.0% at constant exchange rates Core national brands: Zales up 5.1% Peoples up 4.6% at constant exchange rates 15

-$91-$56-$43-$4 $13 $13 $31 $30 $41 $56 $54 $62 $65 $68 $69 $76-$100-$80-$60-$40-$20 $0 $20 $40 $60 $80 $100Q3FY10 Q4FY10 Q1FY11 Q2FY11 Q3FY11 Q4FY11 Q1FY12 Q2FY12 Q3FY12 Q4FY12 Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Trailing Twelve Months Adjusted EBITDA (1) (2) (3) (1) Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, taxes, depreciation and amortization, adjusted to exclude charges related to store closures. Please refer to the appendix at the back of this presentation for a reconciliation of this non-GAAP measure to the most comparable GAAP financial measure. 16 (In Millions of USD) (3) Beginning in the first quarter of fiscal year 2012, we changed the method of recognizing revenue related to lifetime warranties. The change positively impacted fiscal year 2012 revenues by approximately $35 million. (2) Certain prior year amounts have been reclassified to conform to our fiscal year 2014 presentation.16

Reconciliation of Trailing Twelve Months Earnings (Loss) from Continuing Operations to Adjusted EBITDA(1) (2)

ZALE CORPORATION AND SUBSIDIARIES

(In thousands)

	For the Twelve Months Ended															
	April 30, 2010	July 31, 2010	October 31, 2010	January 31, 2011	April 30, 2011	July 31, 2011	October 31, 2011	January 31, 2012	April 30, 2012	July 31, 2012	October 31, 2012	January 31, 2013	April 30, 2013	July 31, 2013	October 31, 2013	January 31, 2014
Earnings (loss) from continuing operations	$ (133,816)	$ (95,790)	$ (133,230)	$ (112,659)	$ (107,956)	$ (112,042)	$ (46,609)	$ (45,421)	$ (39,933)	$ (26,896)	$ (23,440)	$ (11,162)	$ (1,670)	$ 10,012	$ 10,970	$20,548
Interest expense	7,691	15,657	69,056	76,466	83,165	82,619	37,228	38,197	39,321	44,649	40,562	36,221	32,112	23,183	22,950	22,958
Income tax (benefit) expense	(47,618)	(28,750)	(30,075)	(11,647)	(3,761)	1,557	980	(1,592)	3,437	1,365	1,480	1,624	(36)	1,924	2,169	832
Depreciation and amortization	51,676	49,085	46,444	43,831	42,007	40,392	39,549	38,279	37,779	36,936	35,942	35,280	34,368	32,960	31,975	31,048
EBITDA	(122,067)	(59,798)	(47,805)	(4,009)	13,455	12,526	31,148	29,463	40,604	56,054	54,544	61,963	64,774	68,079	68,064	75,386
Store closure adjustments	30,743	3,426	4,546	46	(219)	285	(337)	609	499	222	(189)	(256)	201	324	682	697
Adjusted EBITDA	$ (91,324)	$ (56,372)	$ (43,259)	$ (3,963)	$ 13,236	$ 12,811	$ 30,811	$ 30,072	$ 41,103	$ 56,276	$ 54,355	$ 61,707	$ 64,975	$ 68,403	$ 68,746	$ 76,083

(1) Certain prior year amounts have been reclassified to conform to our fiscal year 2014 presentation.

(2) Beginning in the first quarter of fiscal year 2012, we changed the method of recognizing revenue related to lifetime warranties. The change positively impacted fiscal year 2012 revenues by approximately $35 million.


CELEBRATION 102™

ZALE CORPORATION

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18 Store Count by Brand Change from October 31, 2013 to January 31, 2014 Zales Gordon's Outlet Peoples Mappins Total Fine Jewelry Stores Piercing Pagoda Total Retail Locations October 31, 2013 612 119 127 146 53 1,057 625 1,682 Opened 2 - - - - 2 – 2 Closed (11) (9) (1) - (1) (22) (2) (24) January 31, 2014 603 110 126 146 52 1,037 623 1,660 Change from January 31, 2013 to January 31, 2014 Zales Gordon's Outlet Peoples Mappins Total Fine Jewelry Stores Piercing Pagoda Total Retail Locations January 31, 2013 631 136 130 147 59 1,103 643 1,746 Opened 2 - 1 - - 3 11 14 Closed (30) (26) (5) (1) (7) (69) (31) (100) January 31, 2014 603 110 126 146 52 1,037 623 1,660  18

Additional Information Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Signet. In connection with the proposed acquisition, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form. Stockholders of the Company are urged to read all relevant documents filed with the SEC, including the Company's proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from the Company by contacting Zale Investor Relations by phone at (972) 580-4391 or by email at ir@zalecorp.com. Participants in the Solicitation Signet, the Company and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about Signet’s directors and executive officers is set forth in Signet’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on April 26, 2013, and its Form 8-Ks filed with the SEC on July 9, 2013 and July 11, 2013. Information about the Company's directors and executive officers is set forth in the Company's Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on October 2, 2013, and its Annual Report on Form 10-K for the fiscal year ended July 31, 2013, which was filed with the SEC on September 27, 2013. Information concerning the interests of the Company's participants in the solicitation, which may, in some cases, be different than those of the Company's stockholders generally, is set forth in the materials filed by the Company with the SEC, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available. 19